Unknown;

JPMMT2006-A3	J.P. Morgan Securities Inc.
773 records
Group2

Number of Recievables: 773

Aggregate Current Balance: $543,246,344.62

Range of Current Balance: $88,934.88 to $1,450,000.00

Average Current Balance: $702,776.64

Aggregate Original Balance: $552,915,544

Range of Original Balances: $420,000.00 to $1,450,000.00

Average Original Balance: $715,285

Weighted Average Original Coupon: 4.525%

Range of Original Coupons: 3.25% to 5.00%

Weighted Average Current Coupon: 4.526%

Range of Current Coupons: 3.25% to 5.00%

Weighted Average Margin: 2.268%

Range of Margins: 2.00% to 2.50%

Weighted Average Servicing Fee: 0.2500%

Range of Servicing Fees: 0.2500% to 0.2500%

Weighted Average LPMI: 0.000%

Range of LPMI: 0.00% to 0.00%

Weighted Average Current Net Coupon: 4.276%

Range of Current Net Coupons: 3.00% to 4.75%

Weighted Average Maximum Rate: 9.912%

Range of Maximum Rates: 8.63% to 10.13%

Weighted Average Months to Roll: 41

Weighted Average Stated Original Term: 360.00 months

Range of Stated Original Term: 360 months to 360 months

Weighted Average Stated Remaining Term: 341.38 months

Range of Stated Remaining Term: 326 months to 347 months

Weighted Average Stated Original IO Term: 60.00 months

Range of Stated Original IO Term: 0 months to 60 months

Weighted Average Effective Original LTV: 64.95%

Percent Purchase: 58.8%

Percent Cash-Out Refinance: 13.0%

Percent Owner Occupied: 99.1%

Percent Single Family - PUD: 76.5%

Percent Conforming Balance: 0.1%

Percent Interest Only: 98.9%

Percent with Securities Pledge: 0.0%

Weighted Average FICO Score: 737.3

Top 5 States: CA(51%),NY(19%),CT(4%),NJ(3%),IL(3%)

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

773 records

Group2

	Number	Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	of	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	Receivables	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Servicer		Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
Chase	773	543,246,344.62	100.00	715,285	552,915,544	4.526	4.276	2.268	9.912	41	360.0	341.4	64.95	13.0	98.9	737.3
Total:	773	543,246,344.62	100.00	715,285	552,915,544	4.526	4.276	2.268	9.912	41	360.0	341.4	64.95	13.0	98.9	737.3

			% of							Weighted	Weighted	Weighted	Weighted
	Number	Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
	of	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
Product Type	Receivables	Principal Balance	Principal Balance	Principal Balance	Original Balance	Current Coupon	Net Coupon	Average Margin	Maximum Rate	to Roll	Original Term	Remaining Term	Effective LTV	Cashout Refi	Interest Only	FICO Score
5 Year ARM	773	543,246,344.62	100.00	715,285	552,915,544	4.526	4.276	2.268	9.912	41	360.0	341.4	64.95	13.0	98.9	737.3
Total:	773	543,246,344.62	100.00	715,285	552,915,544	4.526	4.276	2.268	9.912	41	360.0	341.4	64.95	13.0	98.9	737.3

			% of							Weighted	Weighted	Weighted	Weighted
	Number	Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
	0f	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
Index Type	Receivables	Principal Balance	Principal Balance	Principal Balance	Original Balance	Current Coupon	Net Coupon	Average Margin	Maximum Rate	to Roll	Original Term	Remaining Term	Effective LTV	Cashout Refi	Interest Only	FICO Score
1 Year CMT	4	3,199,398.87	0.59	809,375	3,237,500	4.105	3.855	2.355	10.105	38	360.0	337.6	54.72	42.2	100.0	730.2
Libor - 1 Year	769	540,046,945.75	99.41	714,796	549,678,044	4.528	4.278	2.267	9.910	41	360.0	341.4	65.01	12.9	98.9	737.3
Total:	773	543,246,344.62	100.00	715,285	552,915,544	4.526	4.276	2.268	9.912	41	360.0	341.4	64.95	13.0	98.9	737.3

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	Of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Interest Only	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
Yes	763	537,378,075.30	98.92	715,711	546,087,294	4.530	4.280	2.268	9.920	41	360.0	341.4	65.08	13.0	100.0	737.2
No	10	5,868,269.32	1.08	682,825	6,828,250	4.126	3.876	2.250	9.126	41	360.0	340.8	52.15	11.9	0.0	746.8
Total:	773	543,246,344.62	100.00	715,285	552,915,544	4.526	4.276	2.268	9.912	41	360.0	341.4	64.95	13.0	98.9	737.3

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

773 records

Group2

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	Of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Original Rates (%)	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
3.001 to 3.250	1	475,150.00	0.09	475,150	475,150	3.250	3.000	2.250	9.250	29	360.0	329.0	8.64	0.0	100.0	755.0
3.251 to 3.500	2	1,350,418.74	0.25	757,750	1,515,500	3.453	3.203	2.250	9.453	33	360.0	332.6	69.64	0.0	100.0	755.7
3.501 to 3.750	18	15,862,864.70	2.92	913,550	16,443,900	3.737	3.487	2.306	9.645	33	360.0	333.0	61.12	7.4	90.9	750.1
3.751 to 4.000	124	95,759,613.76	17.63	787,043	97,593,371	3.966	3.716	2.276	9.947	37	360.0	336.7	57.85	10.0	98.8	736.5
4.001 to 4.250	132	102,809,088.14	18.92	790,385	104,330,866	4.127	3.877	2.276	10.094	37	360.0	337.2	60.25	12.5	100.0	745.5
4.251 to 4.500	24	17,334,603.07	3.19	738,121	17,714,900	4.442	4.192	2.250	9.442	44	360.0	344.4	66.31	3.7	81.4	734.5
4.501 to 4.750	116	75,795,823.57	13.95	657,296	76,246,316	4.714	4.464	2.259	9.714	44	360.0	344.4	69.01	7.6	100.0	742.4
4.751 to 5.000	356	233,858,782.64	43.05	670,212	238,595,541	4.938	4.688	2.262	9.938	45	360.0	344.5	68.85	17.4	100.0	731.5
Total:	773	543,246,344.62	100.00	715,285	552,915,544	4.526	4.276	2.268	9.912	41	360.0	341.4	64.95	13.0	98.9	737.3
Minimum: 3.2500
Maximum: 5.0000
Weighted Average: 4.5250

			% of							Weighted	Weighted	Weighted	Weighted
	Number	Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
	of	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
Net Rates (%)	Receivables	Principal Balance	Principal Balance	Principal Balance	Original Balance	Current Coupon	Net Coupon	Average Margin	Maximum Rate	to Roll	Original Term	Remaining Term	Effective LTV	Cashout Refi	Interest Only	FICO Score
2.751 to 3.000	1	475,150.00	0.09	475,150	475,150	3.250	3.000	2.250	9.250	29	360.0	329.0	8.64	0.0	100.0	755.0
3.001 to 3.250	2	1,350,418.74	0.25	757,750	1,515,500	3.453	3.203	2.250	9.453	33	360.0	332.6	69.64	0.0	100.0	755.7
3.251 to 3.500	18	15,862,864.70	2.92	913,550	16,443,900	3.737	3.487	2.306	9.645	33	360.0	333.0	61.12	7.4	90.9	750.1
3.501 to 3.750	124	95,759,613.76	17.63	787,043	97,593,371	3.966	3.716	2.276	9.947	37	360.0	336.7	57.85	10.0	98.8	736.5
3.751 to 4.000	132	102,809,088.14	18.92	790,385	104,330,866	4.127	3.877	2.276	10.094	37	360.0	337.2	60.25	12.5	100.0	745.5
4.001 to 4.250	24	17,334,603.07	3.19	738,121	17,714,900	4.442	4.192	2.250	9.442	44	360.0	344.4	66.31	3.7	81.4	734.5
4.251 to 4.500	116	75,795,823.57	13.95	657,296	76,246,316	4.714	4.464	2.259	9.714	44	360.0	344.4	69.01	7.6	100.0	742.4
4.501 to 4.750	356	233,858,782.64	43.05	670,212	238,595,541	4.938	4.688	2.262	9.938	45	360.0	344.5	68.85	17.4	100.0	731.5
Total:	773	543,246,344.62	100.00	715,285	552,915,544	4.526	4.276	2.268	9.912	41	360.0	341.4	64.95	13.0	98.9	737.3
Minimum: 3.0000
Maximum: 4.7500
Weighted Average: 4.2756

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

773 records

Group2

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
First	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
Payment	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Date	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
2003	33	22,695,168.12	4.18	746,194	24,624,418	3.890	3.640	2.246	9.844	28	360.0	328.4	59.44	4.8	95.3	746.6
2004	367	271,563,950.75	49.99	749,160	274,941,718	4.291	4.041	2.274	9.983	39	360.0	339.0	62.45	11.3	99.5	739.5
2005	373	248,987,225.75	45.83	679,221	253,349,408	4.840	4.590	2.263	9.840	45	360.0	345.1	68.17	15.7	98.6	734.1
Total:	773	543,246,344.62	100.00	715,285	552,915,544	4.526	4.276	2.268	9.912	41	360.0	341.4	64.95	13.0	98.9	737.3
Minimum: 2003-07-01
Maximum: 2005-04-01
Weighted Average: 2004-10-12

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
Maturity	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Date	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
2033	33	22,695,168.12	4.18	746,194	24,624,418	3.890	3.640	2.246	9.844	28	360.0	328.4	59.44	4.8	95.3	746.6
2034	515	366,094,520.38	67.39	719,275	370,426,623	4.422	4.172	2.269	9.935	40	360.0	340.3	64.09	13.9	98.9	738.4
2035	225	154,456,656.12	28.43	701,620	157,864,503	4.865	4.615	2.269	9.865	46	360.0	345.8	67.78	12.3	99.4	733.2
Total:	773	543,246,344.62	100.00	715,285	552,915,544	4.526	4.276	2.268	9.912	41	360.0	341.4	64.95	13.0	98.9	737.3
Minimum: 2033-06-01
Maximum: 2035-03-01
Weighted Average: 2034-09-12

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Next Rate Adjustment Date	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
2008	33	22,695,168.12	4.18	746,194	24,624,418	3.890	3.640	2.246	9.844	28	360.0	328.4	59.44	4.8	95.3	746.6
2009	515	366,094,520.38	67.39	719,275	370,426,623	4.422	4.172	2.269	9.935	40	360.0	340.3	64.09	13.9	98.9	738.4
2010	225	154,456,656.12	28.43	701,620	157,864,503	4.865	4.615	2.269	9.865	46	360.0	345.8	67.78	12.3	99.4	733.2
Total:	773	543,246,344.62	100.00	715,285	552,915,544	4.526	4.276	2.268	9.912	41	360.0	341.4	64.95	13.0	98.9	737.3
Minimum: 2008-06-01
Maximum: 2010-03-01
Weighted Average: 2009-09-12

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

773 records

Group2

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Original Term	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
360	773	543,246,344.62	100.00	715,285	552,915,544	4.526	4.276	2.268	9.912	41	360.0	341.4	64.95	13.0	98.9	737.3
Total:	773	543,246,344.62	100.00	715,285	552,915,544	4.526	4.276	2.268	9.912	41	360.0	341.4	64.95	13.0	98.9	737.3
Minimum: 360
Maximum: 360
Weighted Average: 360.0

			% of							Weighted	Weighted	Weighted	Weighted
	Number	Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
	of	Current Principal	Current Principal	Original Principal	Total Original	Average Current	Average Net	Weighted Average	Average Maximum	Months to	Stated Original	Stated Remaining	Original Effective	Percent Cashout	Percent Interest	FICO
Seasoning	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
13 to 15	225	154,456,656.12	28.43	701,620	157,864,503	4.865	4.615	2.269	9.865	46	360.0	345.8	67.78	12.3	99.4	733.2
16 to 18	276	176,346,219.41	32.46	647,831	178,801,254	4.835	4.585	2.253	9.835	43	360.0	343.4	69.82	16.7	98.2	735.2
19 to 21	16	12,414,338.49	2.29	777,628	12,442,040	4.035	3.785	2.300	10.035	39	360.0	339.0	60.26	11.5	100.0	732.6
22 to 24	219	173,524,512.49	31.94	800,780	175,370,829	4.041	3.791	2.280	10.031	37	360.0	337.4	58.66	11.5	99.6	741.8
25 to 27	4	3,809,449.99	0.70	953,125	3,812,500	3.886	3.636	2.329	9.886	35	360.0	335.0	58.66	0.0	100.0	752.1
28 to 30	7	4,741,048.75	0.87	810,000	5,670,000	3.824	3.574	2.250	9.739	30	360.0	330.0	60.16	0.0	91.6	751.2
31 to 33	25	17,429,179.37	3.21	737,177	18,429,418	3.902	3.652	2.244	9.864	28	360.0	328.0	58.70	6.3	96.2	746.1
34 to 36	1	524,940.00	0.10	525,000	525,000	4.125	3.875	2.250	10.125	26	360.0	326.0	77.66	0.0	100.0	724.0
Total:	773	543,246,344.62	100.00	715,285	552,915,544	4.526	4.276	2.268	9.912	41	360.0	341.4	64.95	13.0	98.9	737.3
Minimum: 13
Maximum: 34
Weighted Average: 18.6

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

773 records

Group2

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Remaining Term to Stated Maturity	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
325 to 330	33	22,695,168.12	4.18	746,194	24,624,418	3.890	3.640	2.246	9.844	28	360.0	328.4	59.44	4.8	95.3	746.6
331 to 336	21	17,898,734.44	3.29	852,524	17,903,000	4.013	3.763	2.323	10.013	36	360.0	335.8	61.01	10.7	100.0	745.8
337 to 342	261	196,910,415.00	36.25	765,380	199,764,269	4.150	3.900	2.275	10.014	38	360.0	338.2	60.19	11.2	99.7	739.2
343 to 348	458	305,742,027.06	56.28	678,218	310,623,857	4.845	4.595	2.262	9.845	45	360.0	344.7	68.65	14.9	98.6	734.8
Total:	773	543,246,344.62	100.00	715,285	552,915,544	4.526	4.276	2.268	9.912	41	360.0	341.4	64.95	13.0	98.9	737.3
Minimum: 326
Maximum: 347
Weighted Average: 341.4

			% of							Weighted	Weighted	Weighted	Weighted
	Number	Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
	of	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
Original Principal Balance ($)	Receivables	Principal Balance	Principal Balance	Principal Balance	Original Balance	Current Coupon	Net Coupon	Average Margin	Maximum Rate	to Roll	Original Term	Remaining Term	Effective LTV	Cashout Refi	Interest Only	FICO Score
400,001 to 500,000	178	81,326,642.53	14.97	460,540	81,976,055	4.679	4.429	2.250	9.893	42	360.0	342.4	71.58	14.5	98.4	737.7
500,001 to 600,000	153	83,043,516.00	15.29	552,662	84,557,240	4.640	4.390	2.250	9.892	42	360.0	342.3	71.30	18.0	99.2	738.4
600,001 to 700,000	129	81,460,432.04	15.00	645,991	83,332,873	4.599	4.349	2.249	9.895	42	360.0	342.0	69.96	8.5	99.2	741.8
700,001 to 800,000	73	54,097,018.80	9.96	757,760	55,316,509	4.471	4.221	2.250	9.945	41	360.0	341.0	63.80	18.4	98.7	738.8
800,001 to 900,000	42	35,894,381.06	6.61	862,552	36,227,180	4.361	4.111	2.250	9.909	40	360.0	340.1	63.99	2.5	97.6	735.5
900,001 to 1,000,000	92	87,937,301.70	16.19	973,150	89,529,838	4.465	4.215	2.250	9.928	41	360.0	340.8	58.83	14.1	98.1	738.2
1,000,001 to 1,100,000	73	76,798,158.99	14.14	1,082,571	79,027,649	4.453	4.203	2.250	9.911	41	360.0	340.8	59.05	11.4	100.0	735.3
1,100,001 to 1,200,000	8	9,527,207.80	1.75	1,191,000	9,528,000	4.249	3.999	2.469	9.875	40	360.0	340.0	61.13	24.4	100.0	710.7
1,200,001 to 1,300,000	7	8,896,235.13	1.64	1,271,429	8,900,000	4.519	4.269	2.500	9.945	42	360.0	342.0	55.44	0.0	100.0	747.7
1,300,001 to 1,400,000	17	22,815,450.57	4.20	1,357,071	23,070,200	4.314	4.064	2.472	9.957	40	360.0	339.8	55.27	11.8	100.0	725.0
1,400,001 to 1,500,000	1	1,450,000.00	0.27	1,450,000	1,450,000	4.125	3.875	2.500	10.125	37	360.0	337.0	32.22	0.0	100.0	749.0
Total:	773	543,246,344.62	100.00	715,285	552,915,544	4.526	4.276	2.268	9.912	41	360.0	341.4	64.95	13.0	98.9	737.3
Minimum: 420,000.00
Maximum: 1,450,000.00
Average: 715,285.31
Total: 552,915,544.00

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

773 records

Group2

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Current Principal Balance ($)	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
0.01 to 100,000.00	1	88,934.88	0.02	540,000	540,000	4.000	3.750	2.250	9.000	29	360.0	329.0	19.29	0.0	0.0	732.0
200,000.01 to 300,000.00	5	1,199,314.53	0.22	562,280	2,811,400	4.714	4.464	2.250	9.958	42	360.0	342.1	72.06	0.0	100.0	746.0
300,000.01 to 400,000.00	2	797,489.69	0.15	450,000	900,000	4.000	3.750	2.250	9.500	33	360.0	333.5	57.46	0.0	50.0	758.5
400,000.01 to 500,000.00	181	83,022,882.49	15.28	465,603	84,274,055	4.680	4.430	2.249	9.898	42	360.0	342.4	71.21	14.2	98.9	737.7
500,000.01 to 600,000.00	156	86,064,971.35	15.84	568,640	88,707,839	4.626	4.376	2.250	9.891	42	360.0	342.2	71.00	18.0	99.3	739.4
600,000.01 to 700,000.00	127	82,050,483.53	15.10	658,634	83,646,473	4.610	4.360	2.250	9.902	42	360.0	342.0	69.79	7.9	99.2	740.7
700,000.01 to 800,000.00	69	51,882,508.85	9.55	759,025	52,372,759	4.461	4.211	2.250	9.936	41	360.0	341.2	64.30	20.6	97.2	738.5
800,000.01 to 900,000.00	43	36,965,139.94	6.80	871,423	37,471,180	4.381	4.131	2.250	9.894	40	360.0	340.4	63.97	2.4	97.6	734.7
900,000.01 to 1,000,000.00	92	89,188,133.63	16.42	976,267	89,816,588	4.470	4.220	2.250	9.930	41	360.0	340.9	58.38	13.1	98.9	739.4
1,000,000.01 to 1,100,000.00	64	69,297,592.23	12.76	1,084,798	69,427,050	4.433	4.183	2.250	9.919	41	360.0	340.6	59.26	12.7	100.0	733.6
1,100,000.01 to 1,200,000.00	9	10,676,739.05	1.97	1,214,222	10,928,000	4.195	3.945	2.445	9.862	39	360.0	338.7	60.51	21.8	100.0	714.5
1,200,000.01 to 1,300,000.00	7	8,896,235.13	1.64	1,271,429	8,900,000	4.519	4.269	2.500	9.945	42	360.0	342.0	55.44	0.0	100.0	747.7
1,300,000.01 to 1,400,000.00	16	21,665,919.32	3.99	1,354,388	21,670,200	4.344	4.094	2.484	9.968	40	360.0	340.4	55.26	12.5	100.0	723.9
1,400,000.01 to 1,500,000.00	1	1,450,000.00	0.27	1,450,000	1,450,000	4.125	3.875	2.500	10.125	37	360.0	337.0	32.22	0.0	100.0	749.0
Total:	773	543,246,344.62	100.00	715,285	552,915,544	4.526	4.276	2.268	9.912	41	360.0	341.4	64.95	13.0	98.9	737.3
Minimum: 88,934.88
Maximum: 1,450,000.00
Average: 702,776.64

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
Original	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
Effective	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Loan-to-Value Ratio (%)	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
0.01 to 10.00	2	1,045,781.87	0.19	537,575	1,075,150	3.523	3.273	2.250	8.977	28	360.0	328.5	8.26	0.0	45.4	728.3
10.01 to 20.00	6	4,386,697.30	0.81	814,324	4,885,945	4.019	3.769	2.250	9.999	37	360.0	337.4	15.93	0.0	98.0	731.5
20.01 to 30.00	14	10,991,381.73	2.02	789,500	11,053,000	4.307	4.057	2.250	9.917	40	360.0	339.5	27.08	24.1	94.1	748.5
30.01 to 40.00	40	32,607,968.99	6.00	831,415	33,256,600	4.386	4.136	2.301	9.957	40	360.0	340.5	35.53	18.5	97.1	747.4
40.01 to 50.00	44	37,614,929.95	6.92	887,056	39,030,464	4.370	4.120	2.283	9.964	39	360.0	339.3	46.64	23.3	100.0	731.9
50.01 to 60.00	87	75,519,766.61	13.90	880,821	76,631,393	4.400	4.150	2.301	9.940	41	360.0	340.6	55.77	22.8	100.0	739.0
60.01 to 70.00	214	170,116,147.83	31.31	809,465	173,225,612	4.504	4.254	2.263	9.903	41	360.0	341.3	67.26	9.5	98.8	736.6
70.01 to 80.00	364	209,776,670.27	38.62	583,982	212,569,380	4.662	4.412	2.253	9.894	42	360.0	342.4	77.37	9.5	99.2	736.2
80.01 to 90.00	2	1,187,000.07	0.22	594,000	1,188,000	5.000	4.750	2.250	10.000	45	360.0	345.0	90.00	0.0	100.0	745.9
Total:	773	543,246,344.62	100.00	715,285	552,915,544	4.526	4.276	2.268	9.912	41	360.0	341.4	64.95	13.0	98.9	737.3
Minimum: 7.95
Maximum: 90.00
Weighted Average by Original Balance: 64.86

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

773 records

Group2

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
PMI Company (LTV > 80)	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
Republic Mtge Ins Co	1	625,500.00	52.70	625,500	625,500	5.000	4.750	2.250	10.000	45	360.0	345.0	90.00	0.0	100.0	745.0
General Electric	1	561,500.07	47.30	562,500	562,500	5.000	4.750	2.250	10.000	45	360.0	345.0	90.00	0.0	100.0	747.0
Total:	2	1,187,000.07	100.00	594,000	1,188,000	5.000	4.750	2.250	10.000	45	360.0	345.0	90.00	0.0	100.0	745.9

			% of							Weighted	Weighted	Weighted	Weighted
	Number	Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
	of	Current Principal	Current Principal	Original Principal	Total Original	Average Current	Average Net	Weighted Average	Average Maximum	Months to	Stated Original	Stated Remaining	Original Effective	Percent Cashout	Percent Interest	FICO
Documentation Level	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
Full Documentation	647	463,991,020.89	85.41	728,948	471,629,445	4.494	4.244	2.269	9.920	41	360.0	341.0	64.34	13.8	98.9	735.6
Simply Signature	107	64,498,556.66	11.87	621,492	66,499,619	4.731	4.481	2.255	9.838	44	360.0	343.8	71.88	2.4	98.5	752.4
Full Asset/Stated Income	12	10,167,841.52	1.87	849,343	10,192,120	4.590	4.340	2.284	9.956	42	360.0	341.8	51.12	49.3	100.0	713.7
Streamlined	7	4,588,925.55	0.84	656,337	4,594,360	4.703	4.453	2.318	9.987	42	360.0	342.0	58.82	0.0	100.0	744.2
Total:	773	543,246,344.62	100.00	715,285	552,915,544	4.526	4.276	2.268	9.912	41	360.0	341.4	64.95	13.0	98.9	737.3

			% of							Weighted	Weighted	Weighted	Weighted
	Number	Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
	of	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
Purpose	Receivables	Principal Balance	Principal Balance	Principal Balance	Original Balance	Current Coupon	Net Coupon	Average Margin	Maximum Rate	to Roll	Original Term	Remaining Term	Effective LTV	Cashout Refi	Interest Only	FICO Score
Purchase	468	319,611,137.28	58.83	695,432	325,462,374	4.597	4.347	2.264	9.883	42	360.0	342.1	70.38	0.0	99.2	739.6
Rate/Term Refinance	202	152,837,852.26	28.13	772,729	156,091,220	4.332	4.082	2.276	9.959	40	360.0	339.6	55.85	0.0	98.3	737.2
Cash-out Refinance	103	70,797,355.08	13.03	692,834	71,361,950	4.619	4.369	2.268	9.936	42	360.0	342.1	60.06	100.0	99.0	726.9
Total:	773	543,246,344.62	100.00	715,285	552,915,544	4.526	4.276	2.268	9.912	41	360.0	341.4	64.95	13.0	98.9	737.3

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Occupancy	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
Primary Residence	767	538,406,644.34	99.11	714,476	548,003,144	4.528	4.278	2.267	9.911	41	360.0	341.4	65.02	12.9	98.9	737.3
Second Home	5	4,253,700.28	0.78	862,480	4,312,400	4.261	4.011	2.332	9.927	40	360.0	340.3	54.67	33.6	100.0	731.5
Investment	1	586,000.00	0.11	600,000	600,000	4.125	3.875	2.250	10.125	37	360.0	337.0	71.26	0.0	100.0	764.0
Total:	773	543,246,344.62	100.00	715,285	552,915,544	4.526	4.276	2.268	9.912	41	360.0	341.4	64.95	13.0	98.9	737.3

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

773 records

Group2

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Property Type	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
Single Family Residence	427	307,788,346.12	56.66	735,333	13,987,249	4.516	4.266	2.271	9.900	41	360.0	341.4	63.37	16.3	99.0	737.6
Condo	178	125,032,894.77	23.02	713,585	127,018,184	4.494	4.244	2.265	9.928	41	360.0	341.3	66.85	5.0	99.3	744.0
Planned unit developments	164	107,584,057.68	19.80	664,898	109,043,311	4.604	4.354	2.262	9.929	42	360.0	341.6	67.44	13.3	98.8	727.2
Cooperative Units	4	2,841,046.05	0.52	716,700	2,866,800	4.010	3.760	2.250	9.781	37	360.0	336.8	56.86	0.0	77.1	794.5
Total:	773	543,246,344.62	100.00	715,285	552,915,544	4.526	4.276	2.268	9.912	41	360.0	341.4	64.95	13.0	98.9	737.3

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

773 records

Group2

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
Geographic	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
Distribution	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
by Balance	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
California	407	278,257,473.78	51.22	692,747	281,947,860	4.556	4.306	2.270	9.913	42	360.0	341.6	65.90	16.0	99.5	736.2
New York	135	104,806,433.44	19.29	806,470	108,873,505	4.367	4.117	2.268	9.932	40	360.0	340.3	60.61	8.4	97.6	742.0
Connecticut	25	21,371,678.90	3.93	858,374	21,459,350	4.316	4.066	2.280	9.985	39	360.0	338.8	57.40	7.3	100.0	738.4
New Jersey	24	18,483,861.57	3.40	786,331	18,871,950	4.401	4.151	2.285	9.801	41	360.0	341.0	62.48	10.4	95.2	745.1
Illinois	23	17,128,515.63	3.15	762,078	17,527,804	4.609	4.359	2.250	9.911	43	360.0	343.3	63.62	19.3	97.2	741.7
Virginia	23	14,183,974.04	2.61	618,179	14,218,127	4.771	4.521	2.272	9.810	44	360.0	344.1	69.56	13.4	100.0	733.0
Florida	19	13,288,556.48	2.45	699,601	13,292,420	4.669	4.419	2.250	9.871	42	360.0	342.5	68.01	15.8	100.0	720.0
Maryland	18	10,511,470.55	1.93	585,093	10,531,680	4.774	4.524	2.250	9.871	44	360.0	343.6	74.14	6.1	100.0	738.7
Arizona	10	7,706,802.22	1.42	771,392	7,713,915	4.836	4.586	2.250	9.953	44	360.0	343.8	66.53	5.7	100.0	734.6
Texas	10	7,144,578.05	1.32	724,503	7,245,030	4.719	4.469	2.299	9.719	45	360.0	345.0	70.56	0.0	100.0	723.2
Colorado	10	6,294,061.84	1.16	630,754	6,307,543	4.554	4.304	2.250	9.975	38	360.0	338.2	71.01	0.0	100.0	736.6
Georgia	11	5,851,634.45	1.08	541,974	5,961,709	4.262	4.012	2.250	9.950	38	360.0	337.5	72.77	23.8	100.0	757.3
Michigan	8	5,360,904.46	0.99	671,813	5,374,500	4.824	4.574	2.250	9.824	45	360.0	344.9	71.02	0.0	100.0	721.3
District of Columbia	5	4,280,244.00	0.79	856,200	4,281,000	4.214	3.964	2.250	10.039	37	360.0	337.0	65.83	17.5	100.0	714.1
North Carolina	5	3,753,006.03	0.69	752,380	3,761,900	4.803	4.553	2.340	9.921	45	360.0	344.6	66.29	0.0	100.0	730.2
Massachusetts	6	3,714,908.58	0.68	619,167	3,715,000	4.922	4.672	2.250	9.922	45	360.0	344.7	62.56	14.5	100.0	748.6
Pennsylvania	4	3,370,537.75	0.62	847,450	3,389,800	4.446	4.196	2.250	9.957	40	360.0	340.4	71.23	0.0	100.0	714.3
Delaware	4	2,755,993.25	0.51	689,000	2,756,000	4.591	4.341	2.250	9.954	38	360.0	338.0	73.37	0.0	100.0	755.9
Nevada	5	2,753,329.02	0.51	551,160	2,755,800	4.795	4.545	2.250	9.968	43	360.0	343.0	73.30	39.9	100.0	733.7
Ohio	4	2,179,002.82	0.40	671,210	2,684,839	4.873	4.623	2.250	9.873	46	360.0	345.6	72.34	0.0	100.0	739.3
Washington	4	2,001,342.96	0.37	541,741	2,166,962	4.100	3.850	2.250	9.879	39	360.0	339.1	73.74	22.1	100.0	738.6
South Carolina	3	1,725,750.00	0.32	575,250	1,725,750	4.520	4.270	2.250	10.069	41	360.0	340.6	78.22	0.0	100.0	762.1
Hawaii	2	1,422,100.00	0.26	711,050	1,422,100	5.000	4.750	2.250	10.000	45	360.0	344.7	48.90	70.3	100.0	730.2
Oklahoma	2	1,234,936.68	0.23	617,500	1,235,000	5.000	4.750	2.250	10.000	44	360.0	344.4	70.79	0.0	100.0	701.1
New Mexico	2	1,104,999.99	0.20	552,500	1,105,000	4.430	4.180	2.250	10.023	41	360.0	341.1	37.86	0.0	100.0	765.6
Indiana	1	758,500.00	0.14	758,500	758,500	4.125	3.875	2.250	10.125	38	360.0	338.0	63.21	0.0	100.0	738.0
Oregon	1	682,416.64	0.13	682,500	682,500	4.000	3.750	2.250	10.000	28	360.0	328.0	70.00	0.0	100.0	758.0
Kansas	1	570,631.87	0.11	600,000	600,000	3.750	3.500	2.250	8.750	28	360.0	328.0	7.95	0.0	0.0	706.0
Idaho	1	548,699.62	0.10	550,000	550,000	4.000	3.750	2.250	10.000	37	360.0	337.0	64.71	100.0	100.0	798.0
Total:	773	543,246,344.62	100.00	715,285	552,915,544	4.526	4.276	2.268	9.912	41	360.0	341.4	64.95	13.0	98.9	737.3
Number of States Represented: 29

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

773 records

Group2

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
FICO	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Score	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
<= 619	4	3,044,625.87	0.56	765,313	3,061,250	4.781	4.531	2.250	9.781	43	360.0	343.0	58.36	0.0	76.0	610.6
620 to 644	8	6,817,007.84	1.25	852,350	6,818,799	4.901	4.651	2.250	9.901	45	360.0	345.3	67.72	16.1	100.0	636.4
645 to 669	32	20,699,574.92	3.81	674,154	21,572,938	4.804	4.554	2.279	9.904	44	360.0	343.7	71.13	25.5	100.0	663.0
670 to 694	80	60,013,554.47	11.05	756,600	60,528,029	4.529	4.279	2.271	9.914	42	360.0	341.6	63.23	18.9	100.0	684.1
695 to 719	129	92,548,301.45	17.04	724,394	93,446,873	4.519	4.269	2.279	9.937	41	360.0	341.2	65.85	15.8	98.9	707.1
720 to 744	124	84,816,358.50	15.61	695,056	86,186,906	4.482	4.232	2.272	9.911	41	360.0	340.9	65.34	12.3	99.4	732.3
745 to 769	211	148,502,849.35	27.34	722,084	152,359,769	4.532	4.282	2.265	9.914	41	360.0	341.2	64.51	12.5	99.2	756.7
770 to 794	151	103,331,246.31	19.02	695,513	105,022,505	4.505	4.255	2.256	9.888	42	360.0	341.5	65.29	6.4	98.5	780.6
795 to 819	34	23,472,825.91	4.32	703,485	23,918,475	4.364	4.114	2.264	9.921	40	360.0	339.9	60.14	11.8	96.3	801.3
Total:	773	543,246,344.62	100.00	715,285	552,915,544	4.526	4.276	2.268	9.912	41	360.0	341.4	64.95	13.0	98.9	737.3
Minimum: 598
Maximum: 816
Weighted Average: 737.3

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.